Exhibit 99.1

Open Text Reports First Quarter Fiscal 2011 Financial Results

Waterloo, ON, October 27, 2010 - Open Text(TM) Corporation (NASDAQ:OTEX) (TSX: OTC), today announced unaudited financial results for its first quarter ended September 30, 2010. (1)

Total revenue for the first quarter of fiscal 2011 was $217.4 million, up 3% compared to $211.4 million for the same period in the prior fiscal year. License revenue for the first quarter of fiscal 2011 was $42.6 million, down 10% compared to $47.3 million for the same period in the prior fiscal year.

Adjusted net income for the first quarter of fiscal 2011 was $50.0 million or $0.86 per share on a diluted basis, up 52% compared to $32.8 million or $0.58 per share on a diluted basis for the same period in the prior fiscal year. Net income in accordance with U.S. generally accepted accounting principles (“US GAAP”) was $21.7 million or $0.37 per share on a diluted basis, compared to $1.7 million or $0.03 per share on a diluted basis for the same period in the prior fiscal year. (2)

Operating cash flow in the first quarter of fiscal 2011 was $48.9 million, compared to $4.5 million for the same period in the prior fiscal year.

The cash and cash equivalents balance as of September 30, 2010 was $384.7 million. Accounts receivable as of September 30, 2010, totaled $104.4 million, compared to $132.1 million as of June 30, 2010 and Days Sales Outstanding (DSO) was 43 days in the first quarter of fiscal 2011, compared to 58 days in the first quarter of fiscal 2010.

“While our cash flow and earnings results were strong, I am disappointed with our license revenue this quarter. Europe was especially impacted, with current economic challenges slowing the pace of our customers’ IT spending cycles,” said John Shackleton, President and Chief Executive Officer of Open Text. ”However, we are confident that we will meet our growth targets for the year, while continuing to focus on our bottom line performance.”

Please see note (2) below for a reconciliation of non-US GAAP based financial measures used in this press release, to US GAAP based financial measures.

Open Text Renews Stock Repurchase Program

The Company also announced the renewal of its stock repurchase program on NASDAQ Global Select Market (“NASDAQ”). The Company proposes to purchase, from time to time, up to an aggregate of 2,849,964 common shares (representing approximately 5% of the Company’s outstanding common shares) in the open market through the facilities of the NASDAQ.

The specific timing and number of common shares purchased pursuant to the repurchase program will vary based on market conditions, regulatory requirements and other factors. The price that the Company will pay for any common shares will be the prevailing market price of such shares on NASDAQ at the time of acquisition. The purchases will be made by the Company in accordance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended. All common shares purchased by the Company pursuant to the repurchase program will be cancelled.

The Board of Directors of the Company believes that the repurchase program is in the best interests of the Company and is a desirable use of corporate funds.

Purchases made pursuant to the repurchase program may commence in November 2010 if desirable and will expire on November 1, 2011. As of October 26, 2010, the Company had 56,999,274 issued and outstanding common shares. The Company has not purchased any common shares in the last 12 months under the previously announced stock repurchase program.

Teleconference Call

Open Text will host a conference call on October 27, 2010 at 5:00 p.m. ET to discuss its financial results.

Date:	Wednesday, October 27, 2010
Time:	5:00 p.m. ET/2:00 p.m. PT
Length:	60 minutes
Where:	416-644-3414 800-814-4861 (Toll Free)

Investors should dial in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning October 27, 2010 at 7:00 p.m. ET through 11:59 p.m. on November 10, 2010 and can be accessed by dialing 416-640-1917 and using passcode 4372356 followed by the number sign.

For more information or to listen to the call via web cast, please use the following link:

http://www.opentext.com/2/global/ex_event.html?evtype=events&id=70120000000Uei7AAC

About Open Text

Open Text(TM) is the world’s largest independent provider of Enterprise Content Management software. The company’s solutions manage information for all types of business, compliance and industry requirements in large companies, government agencies and professional service firms. Open Text supports approximately 46,000 customers in 114 countries and 12 languages. For more information about Open Text, visit www.opentext.com.

Certain statements in this press release, including statements about the financial conditions, and results of operations and earnings for Open Text Corporation (“Open Text” or “the Company”), may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on the Company’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the Company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. The Company’s assumptions, although considered reasonable by the Company at the date of this press release, may provide to be inaccurate and consequently the Company’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following: (i) the future performance, financial and otherwise, of Open Text; (ii) the ability of Open Text to bring new products to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) the Company’s growth and profitability prospects; (v) the estimated size and growth prospects of the ECM market; (vi) the Company’s competitive position in the ECM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company’s products to be realized by customers; and (viii) the demand for the Company’s product and the extent of deployment of the company’s products in the ECM marketplace. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated there under; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company’s customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company’s products or services; (viii) the continuous commitment of the Company’s customers; and (ix) demand for the Company’s products.

For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright © 2010 by Open Text Corporation. “OPEN TEXT”, “OPEN TEXT EVERYWHERE” and the “OPEN TEXT ECM SUITE” are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners.

Notes

(1) Based on comparison of historical revenue figures publicly disseminated by companies in the Enterprise Content Management (“ECM”) sector. All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2) Use of US Non-GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or net income per share presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (expense), share-based compensation, and restructuring, all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management evaluates the performance of the Company’s business for use in the Company’s internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangibles, restructuring costs, share-based compensation, other income (expense) and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a useful indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. As a result, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.

The following charts provide (unaudited) reconciliations of US GAAP based financial measures to non-US GAAP based financial measures referred to in this press release:

Non GAAP-based Adjusted Operating Margin and Adjusted Net income*:

In millions USD	Three months ended September 30, 2010	Percentage	Open Text Fiscal 2011 Target Model
Revenue:
License	$42.6	19.6%	25-30%
Customer Support	129.8	59.7%	52-57%
Service and Other	45.0	20.7%	18-23%

Total Revenue	217.4
Cost of revenues (excluding amortization of acquired technology-based intangible assets)	58.0

Gross profit (excluding amortization of acquired technology-based intangible assets)	159.4	73.3%	73-75%
Operating expenses:
Research & Development	31.0	14.3%	14-16%
Sales & Marketing	44.2	20.3%	21-23%
General & Administrative	19.8	9.1%	8-10%
Depreciation	4.9	2.3%	2%

	99.9

Gross margin less operating expenses	59.5
Add: Share -based compensation expense	2.6

Non GAAP-based Adjusted Operating Margin	62.1	28.6%	25-30%
Less: Interest expense	4.1

Sub-total	58.0
Less: tax @ 14%	8.0

Non GAAP-based Adjusted Net Income	$50.0

Non GAAP-based Adjusted Net Income per share	$0.86

Reconciliation of Non GAAP-based Adjusted Operating Margin to GAAP-based Net Income:

Non GAAP-based Adjusted Operating Margin	$62.1
Less:
Amortization	24.2
Share-based compensation expense	2.6
Special charges	3.2
Other income, net	(2.5)
Interest expense, net	4.1
GAAP-based provision for income taxes	8.8

GAAP-based net income for the period	$21.7

Reconciliation of Non GAAP based Adjusted Net income to GAAP-based Net Income:

		per share
Non GAAP-based Adjusted Net Income	$50.0	$0.86
Less:
Amortization	24.2	0.42
Share-based compensation expense	2.6	0.04
Special charges	3.2	0.06
Other income, net	(2.5)	(0.04)
GAAP-based provision for income taxes	8.8	0.15
Tax on non GAAP-based adjusted net income (per above)	(8.0)	(0.14)

GAAP-based net income for the period	$21.7	$0.37

*	Amounts may differ from those shown on the face of the financial statements due to non-material rounding adjustments.

The following tables present non GAAP-based measures and their reconciliation to GAAP, for the three months ended September 30, 2009:

Non GAAP-based Adjusted Operating Margin and Adjusted Net income*:

In millions USD	Three months ended September 30, 2009	Percentage	Open Text Fiscal 2010 Target Model
Revenue:
License	$47.3	22.4%	25-30%
Customer Support	123.6	58.5%	50-55%
Service and Other	40.5	19.2%	20-25%

Total Revenue	211.4
Cost of revenues (excluding amortization of acquired technology-based intangible assets)	57.4

Gross profit (excluding amortization of acquired technology-based intangible assets)	154.0	72.8%	72-75%
Operating expenses:
Research & Development	31.5	14.9%	14-16%
Sales & Marketing	50.7	24.0%	24-26%
General & Administrative	21.2	10.0%	9-10%
Depreciation	4.1	1.9%	2%

	107.5
Gross margin less operating expenses	46.5

Add: Share -based compensation expense**	1.5

Non GAAP-based Adjusted Operating Margin	48.0	22.7%	22-27%
Less: Interest expense	3.0

Sub-total	45.0
Less: tax @ 27%	12.2

Non GAAP-based Adjusted Net Income	$32.8

Non GAAP-based Adjusted Net Income per share	$0.58

Reconciliation of Non GAAP-based Adjusted Operating Margin to GAAP-based Net Income:

Non GAAP-based Adjusted Operating Margin	$48.0
Less:
Amortization	23.1
Share-based compensation expense**	1.5
Special charges	18.6
Other income, net	(3.4)
Interest expense, net	3.0
GAAP-based provision for income taxes	3.5

GAAP-based net income for the period	$1.7

Reconciliation of Non GAAP based Adjusted Net income to GAAP-based Net Income:

		per share
Non GAAP-based Adjusted Net Income	$32.8	$0.58
Less:
Amortization	23.1	0.41
Share-based compensation expense**	1.5	0.03
Special charges	18.6	0.33
Other income, net	(3.4)	(0.06)
GAAP-based provision for (recovery of) income taxes	3.5	0.06
Tax on non GAAP-based adjusted net income (per above)	(12.2)	(0.22)

GAAP-based net income for the period	$1.7	$0.03

*	Amounts may differ from those shown on the face of the financial statements due to non-material rounding adjustments.
**	In addition $2.2 million of share-based compensation is included within Special charges.

(3)	The following table provides a composition of our major currencies for revenue and expenses, expressed as a percentage, for the first quarter of fiscal 2011:

Currencies	% of Revenue	% of Expenses*
EURO	24%	19%
GBP	9%	9%
CHF	5%	2%
CAD	8%	31%
USD	46%	31%
Others	8%	8%

Total	100%	100%

*	Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges.

For more information, please contact:

Greg Secord

Vice President, Investor Relations

Open Text Corporation

519-888-7111 ext.2408

gsecord@opentext.com

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

	September 30, 2010	June 30, 2010
	(Unaudited)

ASSETS
Cash and cash equivalents	$384,692	$326,192
Accounts receivable trade, net of allowance for doubtful accounts of $5,062 as of September 30, 2010 and $4,868 as of June 30, 2010	104,442	132,143
Income taxes recoverable	23,702	44,509
Prepaid expenses and other current assets	25,831	21,086
Deferred tax assets	19,239	20,242

Total current assets	557,906	544,172
Capital assets	56,976	54,286
Goodwill	666,064	666,055
Acquired intangible assets	304,014	328,193
Deferred tax assets	27,025	30,420
Other assets	18,843	16,896
Deferred charges	58,923	27,558
Long-term income taxes recoverable	50,072	48,102

Total assets	$1,739,823	$1,715,682

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$96,738	$119,604
Current portion of long-term debt	15,393	15,486
Deferred revenues	210,587	219,752
Income taxes payable	37,683	39,666
Deferred tax liabilities	37,816	28,384

Total current liabilities	398,217	422,892
Long-term liabilities:
Accrued liabilities	10,826	15,755
Deferred credits	5,799	—
Pension liability	17,638	15,888
Long-term debt	284,278	285,026
Deferred revenues	11,603	10,085
Long-term income taxes payable	84,573	64,699
Deferred tax liabilities	3,274	13,459

Total long-term liabilities	417,991	404,912
Shareholders’ equity:
Share capital
56,997,864 and 56,825,995 Common Shares issued and outstanding at September 30, 2010 and June 30, 2010, respectively; Authorized Common Shares: unlimited	606,363	602,868
Additional paid-in capital	64,278	61,298
Accumulated other comprehensive income	51,612	44,021
Retained earnings	215,362	193,691
Treasury stock, at cost (307,579 and 307,579 shares, respectively at September 30, 2010 and June 30, 2010)	(14,000)	(14,000)

Total shareholders’ equity	923,615	887,878

Total liabilities and shareholders’ equity	$1,739,823	$1,715,682

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands of U.S. dollars, except per share data)

(Unaudited)

	Three months ended September 30,
	2010	2009
Revenues:
License	$42,646	$47,329
Customer support	129,757	123,649
Service and other	45,002	40,444

Total revenues	217,405	211,422

Cost of revenues:
License	3,502	3,145
Customer support	19,356	20,939
Service and other	35,113	33,294
Amortization of acquired technology-based intangible assets	15,427	14,142

Total cost of revenues	73,398	71,520

Gross profit	144,007	139,902

Operating expenses:
Research and development	30,963	31,542
Sales and marketing	44,180	50,690
General and administrative	19,810	21,225
Depreciation	4,875	4,147
Amortization of acquired customer-based intangible assets	8,801	8,917
Special charges	3,195	18,589

Total operating expenses	111,824	135,110

Income from operations	32,183	4,792

Other income, net	2,480	3,440
Interest expense, net	(4,135)	(3,046)

Income before income taxes	30,528	5,186
Provision for income taxes	8,857	3,456

Net income for the period	$21,671	$1,730

Net income per share—basic	$0.38	$0.03

Net income per share—diluted	$0.37	$0.03

Weighted average number of Common Shares outstanding—basic	56,883	55,388

Weighted average number of Common Shares outstanding—diluted	57,922	56,469

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three months ended September 30,
	2010	2009
Cash flows from operating activities:
Net income for the period	$21,671	$1,730
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	29,103	27,206
Share-based compensation expense	2,600	3,690
Excess tax benefits on share-based compensation expense	(432)	(691)
Pension expense	123	192
Amortization of debt issuance costs	333	266
Unrealized gain on financial instruments	—	(2,390)
Release of unrealized gain on marketable securities to income	—	(4,353)
Deferred taxes	(181)	(2,957)
Changes in operating assets and liabilities:
Accounts receivable	27,878	7,928
Prepaid expenses and other current assets	(2,528)	(3,218)
Income taxes	32,862	(4,787)
Deferred charges and credits	(27,725)	—
Accounts payable and accrued liabilities	(25,991)	(6,852)
Deferred revenue	(7,234)	(12,437)
Other assets	(1,545)	1,175

Net cash provided by operating activities	48,934	4,502
Cash flows from investing activities:
Additions of capital assets-net	(6,943)	(7,665)
Purchase of Vignette Corporation, net of cash acquired	—	(90,600)
Purchase consideration for prior period acquisitions	(1,406)	(4,801)
Investments in marketable securities	(668)	—
Maturity of short-term investments	—	27,171

Net cash used in investing activities	(9,017)	(75,895)
Cash flow from financing activities:
Excess tax benefits on share-based compensation expense	432	691
Proceeds from issuance of Common Shares	3,246	4,477
Repayment of long-term debt	(878)	(864)
Debt issuance costs	—	(1,024)

Net cash provided by financing activities	2,800	3,280
Foreign exchange gain on cash held in foreign currencies	15,783	4,484
Increase (decrease) in cash and cash equivalents during the period	58,500	(63,629)
Cash and cash equivalents at beginning of the period	326,192	275,819

Cash and cash equivalents at end of the period	$384,692	$212,190